UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	February 19, 2004 February 19, 2004

BOISE CASCADE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 West Jefferson Street P.O. Box 50 Boise, Idaho		83728-0001
(Address of principal executive offices)		(Zip Code)

208/384-6161
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits
(c)	Exhibits.

	Exhibit 99	Boise Cascade Corporation Fourth Quarter 2003 Fact Book (Revised)

Item 12.	Results of Operations and Financial Condition.

This current report on Form 8-K/A is being filed to amend the current report on Form 8-K originally dated February 17, 2004, in order to revise the “Financial Highlights” and “Consolidated Balance Sheets” pages contained in Exhibit 99 to the Form 8-K.  The revisions represent a reclassification between shareholders’ equity and deferred income taxes related to the tax effect on the foreign currency translation adjustment in accumulated other comprehensive loss.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE CORPORATION

	By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President and Corporate Secretary
Date: February 19, 2004

EXHIBIT INDEX

Number	Description

99	Boise Cascade Corporation Fourth Quarter 2003 Fact Book (Revised)